EXHIBIT 10.9

EXECUTION COPY

TETRA TECH, INC.

SECOND AMENDMENT TO

NOTE PURCHASE AGREEMENT

$110,000,000

Senior Secured Notes

$92,000,000

7.28% Senior Secured Notes,

Series A, due May 30, 2011

$18,000,000

7.08% Senior Secured Notes,

Series B, due May 30, 2008

Dated as of April 22, 2003

To the Holders of the Senior Notes

      of Tetra Tech, Inc. Named in

      the Attached Schedule I

Ladies and Gentlemen:

                Reference is made to the Note Purchase Agreement dated as of May 15, 2001, as amended by the First Amendment to Note Purchase Agreement dated as of September 30, 2001 (the “Note Agreement”), between Tetra Tech, Inc., a Delaware corporation (the “Company”), and you pursuant to which the Company issued $92,000,000 aggregate principal amount of its 7.28% Senior Secured Notes, Series A, due May 30, 2011 (the “Series A Notes”) and $18,000,000 aggregate principal amount of its 7.08% Senior Secured Notes, Series B, due May 30, 2008 (the ”Series B Notes” and, together with the Series A Notes, the “Notes”).  You are referred to herein individually as a “Holder” and collectively as the “Holders”.  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Note Agreement, as amended hereby.

                The Company has requested that the Note Agreement be amended to exclude the impact of a one-time write-off of goodwill related to the deterioration of the telecommunications marketplace from Adjusted Consolidated Net Worth and EBITDA for purposes of the financial covenants.  You have agreed to such amendment on the terms and conditions set forth herein.

                In consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company and the Holders agree as follows:

1.             AMENDMENT OF NOTE AGREEMENT

1.1.          Schedule B.  The following definitions are amended to read in their entirety as follows:

                                “Adjusted Consolidated Net Worth” means, as of any date, consolidated stockholders’ equity of the Company and its Restricted Subsidiaries on such date, determined in accordance with GAAP, less the amount by which outstanding Restricted Investments on such date exceed 10% of consolidated stockholders’ equity; provided, however that the effects on stockholders’ equity of charges not in excess of $75,000,000 recorded by the Company and its Restricted Subsidiaries in the fiscal quarter ended March 30, 2003 related to the impairment of goodwill and other intangibles as may be required under Statement of Financial Accounting Standards No. 142 shall not be taken into account in determining Adjusted Consolidated Net Worth.

                                “EBITDA” means, for any period, the sum of Consolidated Net Income for such period, plus, to the extent deducted in determining such Consolidated Net Income, (i) federal, state, local and foreign income, value added and similar taxes, (ii) Consolidated Interest Expense, (iii) depreciation and amortization expense, and (iv) charges not in excess of $150,000,000 recorded by the Company and its Restricted Subsidiaries in the fiscal quarter ended March 30, 2003 related to the impairment of goodwill and other intangibles as may be required under Statement of Financial Accounting Standards No. 142.

2.             REAFFIRMATION; REPRESENTATIONS AND WARRANTIES

2.1.          Reaffirmation of Note Agreement.  The Company reaffirms its agreement to comply with each of the covenants, agreements and other provisions of the Note Agreement and the Notes, including the amendment of such provisions effected by this Second Amendment.

2.2.          Note Agreement.  The Company represents and warrants that the representations and warranties contained in the Note Agreement are true and correct as of the date hereof, except (a) to the extent that any of such representations and warranties specifically relate to an earlier date, (b) for such changes, facts, transactions and occurrences that have arisen since September 30, 2001 in the ordinary course of business, (c) for such other matters as have been previously disclosed in writing by the Company (including in its financial statements and notes thereto) to the Holders and (d) for other changes that could not reasonably be expected to have a Material Adverse Effect.

2.3.          No Default or Event of Default.  After giving effect to the transactions contemplated hereby, there will exist no Default or Event of Default.

2.4.          Authorization.  The execution, delivery and performance by the Company of this Second Amendment have been duly authorized by all necessary corporate action and, except as provided herein, do not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.  The Note Agreement and this Second Amendment each constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.             EFFECTIVE DATE

                This Second Amendment shall become effective as of the date set forth above upon the satisfaction of the following conditions:

3.1.          Consent of Holders to Second Amendment.  Execution by the Holders of at least a majority of the aggregate principal amount of the Notes outstanding and receipt by the Holders of a counterpart of this Second Amendment duly executed by the Company.

3.2.          Amendment Fee.  Each Holder shall have received payment of an amendment fee equal to 0.10% of the principal amount of the outstanding Notes held by such Holder.

3.3.          Expenses.  The Company shall have paid all fees and expenses of special counsel to the Holders.

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4.             MISCELLANEOUS

4.1.          Ratification.  Except as amended hereby, the Note Agreement, including the representations and warranties contained therein, shall remain in full force and effect and is ratified, approved and confirmed in all respects as of the date hereof.

4.2.          Reference to and Effect on the Note Agreement.  Upon the final effectiveness of this Second Amendment, each reference in the Note Agreement and in other documents describing or referencing the Note Agreement to the “Agreement,” “Note Agreement,” “hereunder,” “hereof,” “herein,” or words of like import referring to the Note Agreement, shall mean and be a reference to the Note Agreement, as amended hereby.

4.3.          Binding Effect.  This Second Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

4.4.          Governing Law.  This Second Amendment shall be governed by and construed in accordance with Illinois law.

4.5.          Counterparts.  This Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but altogether only one instrument.

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                IN WITNESS WHEREOF, the Company and the Holders have caused this Second Amendment to be executed and delivered by their respective officer or officers thereunto duly authorized.

TETRA TECH, INC.

By:	/s/ David W. King
Name:	David W. King
Title:	Chief Financial Officer and Treasurer

HOLDERS:

The foregoing is agreed

to as of the date thereof.

MASSMUTUAL ASIA LIMITED.
By:	David L. Babson & Company Inc. as Investment Adviser

By:	/s/ Elisabeth A. Perenick
Name:	Elisabeth A. Perenick
Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	David L. Babson & Company Inc. as Investment Adviser

By:	/s/ Elisabeth A. Perenick
Name:	Elisabeth A. Perenick
Title:	Managing Director

C.M. LIFE INSURANCE COMPANY
By:	David L. Babson & Company Inc. as Investment Sub-Adviser

By:	/s/ Elisabeth A. Perenick
Name:	Elisabeth A. Perenick
Title:	Managing Director

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By:	CIGNA Investments, Inc. (authorized agent)

By:	/s/ Lori E. Hopkins
Name:	Lori E. Hopkins
Title:	Vice President

LIFE INSURANCE COMPANY OF NORTH AMERICA
By:	CIGNA Investments, Inc. (authorized agent)

By:	/s/ Lori E. Hopkins
Name:	Lori E. Hopkins
Title:	Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Curtis R. Caldwell
Name:	Curtis R. Caldwell
Title:	Vice President

MUTUAL OF OMAHA INSURANCE COMPANY

By:	/s/ Curtis R. Caldwell
Name:	Curtis R. Caldwell
Title:	Vice President

HARTFORD LIFE INSURANCE COMPANY
By:	Hartford Investment Services, Inc., its Agent and Attorney-in-Fact

By:	/s/ Ronald Mendel
Name:	Ronald Mendel
Title:	Senior Vice President

NATIONWIDE LIFE INSURANCE COMPANY

By:	/s/ Joseph P. Young
Name:	Joseph P. Young
Title:	Credit Officer, Fixed Income Securities

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Joseph P. Young
Name:	Joseph P. Young
Title:	Credit Officer, Fixed Income Securities

NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA (formerly PROVIDENT MUTUAL LIFE INSURANCE COMPANY)

By:	/s/ Joseph P. Young
Name:	Joseph P. Young
Title:	Credit Officer, Fixed Income Securities

SECURITY FINANCIAL LIFE INSURANCE CO.

By:	/s/ Kevin W. Hammond
Name:	Kevin W. Hammond
Title:	Vice President, Chief Investment Officer

THE CANADA LIFE ASSURANCE COMPANYas beneficial owner

By:	/s/ C. Paul English
Name:	C. Paul English
Title:	Associate Treasurer

CANADA LIFE INSURANCE COMPANY OF NEW YORK as beneficial owner

By:	/s/ C. Paul English
Name:	C. Paul English
Title:	Assistant Treasurer

THRIVENT FINANCIAL FOR LUTHERANS, Successor by merger to Lutheran Brotherhood

By:	/s/ Glen J. Vanic
Name:	Glen J. Vanic
Title:	Portfolio Manager

MODERN WOODMEN OF AMERICA

By:	/s/ Michael E. Dau
Name:	Michael E. Dau
Title:	Manager, Securities Division

SCHEDULE I

Series A Holders	Principal Amount
Massachusetts Mutual Life Insurance Company	$21,500,000
C.M. Life Insurance Company	3,000,000
MassMutual Asia Limited	500,000
Connecticut General Life Insurance Company	17,000,000
Life Insurance Company of North America	3,000,000
United of Omaha Life Insurance Company	12,000,000
Mutual of Omaha Insurance Company	3,000,000
Hartford Life Insurance Company	15,000,000
Nationwide Life Insurance Company	7,000,000
Nationwide Life and Annuity Insurance Company	3,000,000
Provident Mutual Life Insurance Company	5,000,000
Security Financial Life Insurance Co.	2,000,000

Series B Holders	Principal Amount
The Canada Life Assurance Company	$8,700,000
Canada Life Insurance Company of New York	300,000
Lutheran Brotherhood	6,000,000
Modern Woodmen of America	3,000,000